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                                   PROMISSORY NOTE

$ 119,199.00                    Englewood,   Colo.,        October 1, 19   93
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                           for value received ACI promise to pay to the order of
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Arthur Armijo                                                                 at
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0475 County Road 167                                                          in
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Glenwood Springs,        Colorado,
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119,199.00              dollars, with interest at the rate of  5    per cent per
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annum payable as follows:

Payment due as determined by ACI Systems, Inc. stockholders. Prorated payments to begin not less than one year and not more than five years. Interest payments may be substituted by payment of expenses.

IT IS AGREED that if this note is not paid when due or declared due hereunder, the entire principal and accrued interest thereon shall draw interest at the
rate of  5      per cent per annum, and that failure to make any payment of
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principal or interest when due or any default under any encumbrance or agreement securing this note shall cause the whole note to become due at once, or the interest to be counted as principal, at the option of the holder of the note.
The markers and endorsers hereof severally waive presentment for payment, protest, notice of non-payment and of protest, and agree to any extension of time of payment and partial payments before, at or after maturity, and if this note or interest thereon is not paid when due, or suit is brought, agree to pay
all reasonable costs of collection, including   0    for attorney's fees, and if
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foreclosure is made by the Public Trustee,    0    for attorney's fees to be
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added by the Public Trustee to the cost of foreclosure.

                                       /s/                     Ralph Armijo
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Due  As identified above
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This Note is Secured by
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